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                                                                    EXHIBIT 99.2

                  CERTIFICATION PURSUANT TO 18 U.S.C. (S)1350

      (ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

In connection with the periodic report of Dynegy Inc. (the "Company") on Form 10-K/A for the period ended December 31, 2001, as amended on February 14, 2003 and as further amended on April , 2003, filed with the Securities and Exchange Commission (the "Report"), I, Nick J. Caruso, Executive Vice President and Chief Financial Officer of the Company, hereby certify as of the date hereof, solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that to the best of my knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.




Date: April    , 2003                           /s/ Nick J. Caruso
                                                -------------------------
                                                Nick J. Caruso
                                                Executive Vice President and
                                                Chief Financial Officer